MREIC

Supplemental Information | A Public REIT Since 1968 | September 30, 2018

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MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), net operating income (NOI), EBITDAre and Adjusted EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 23 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-K.

Consolidated Balance Sheets

	As of	As of
	September 30, 2018	September 30, 2017
ASSETS
Real Estate Investments:
Land	$224,719,083	$187,224,819
Buildings and Improvements	1,494,859,336	1,244,691,715
Total Real Estate Investments	1,719,578,419	1,431,916,534
Accumulated Depreciation	(207,065,634)	(171,086,083)
Real Estate Investments	1,512,512,785	1,260,830,451

Real Estate Held for Sale	-0-	14,631,633
Cash and Cash Equivalents	9,324,585	10,226,046
Securities Available for Sale at Fair Value	154,920,545	123,764,770
Tenant and Other Receivables	1,249,434	1,753,054
Deferred Rent Receivable	9,656,179	8,049,275
Prepaid Expenses	6,189,796	5,434,874
Intangible Assets, net of Accumulated Amortization of $13,699,519 and $13,404,318, respectively	14,589,756	10,010,165
Capitalized Lease Costs, net of Accumulated Amortization of $3,271,481 and $3,393,187, respectively	5,231,845	4,180,907
Financing Costs, net of Accumulated Amortization of $995,135 and $619,555, respectively	500,129	875,709
Other Assets	4,202,832	3,280,871
TOTAL ASSETS	$1,718,377,886	$1,443,037,755

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$711,545,649	$591,364,371
Loans Payable	186,608,676	120,091,417
Accounts Payable and Accrued Expenses	5,891,172	4,450,753
Other Liabilities	16,426,622	14,265,518
Total Liabilities	920,472,119	730,172,059

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
6.125% Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 16,400,000 and 12,400,000 Shares Authorized as of September 30, 2018 and 2017, respectively; 11,488,001 and 9,839,445 Shares Issued and Outstanding as of September 30, 2018 and 2017, respectively	287,200,025	245,986,125
Common Stock, $0.01 Par Value Per Share: 188,039,750 and 192,039,750 Shares Authorized as of September 30, 2018 and 2017, respectively; 81,503,134 and 75,630,521 Shares Issued and Outstanding as of September 30, 2018 and 2017, respectively	815,031	756,305
Excess Stock, $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of September 30, 2018 and 2017; No Shares Issued or Outstanding as of September 30, 2018 and 2017	-0-	-0-
Additional Paid-In Capital	534,635,290	459,552,701
Accumulated Other Comprehensive Income (Loss)	(24,744,579)	6,570,565
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	797,905,767	712,865,696
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,718,377,886	$1,443,037,755

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	3

Consolidated Statements of Income

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
INCOME:
Rental Revenue	$30,305,505	$26,367,855	$115,864,119	$97,659,778
Reimbursement Revenue	6,295,189	4,789,059	23,297,730	18,725,527
Lease Termination Income	-0-	-0-	210,261	-0-
TOTAL INCOME	36,600,694	31,156,914	139,372,110	116,385,305

EXPENSES:
Real Estate Taxes	5,003,666	3,857,976	18,596,239	15,266,634
Operating Expenses	1,422,724	1,251,936	5,793,878	4,887,922
General & Administrative Expenses	2,723,788	2,501,693	8,776,579	7,809,546
Acquisition Costs	-0-	-0-	-0-	178,526
Depreciation	9,671,314	8,185,168	36,175,923	29,634,998
Amortization of Capitalized Lease Costs and Intangible Assets	650,484	497,375	2,391,104	1,824,751
TOTAL EXPENSES	19,471,976	16,294,148	71,733,723	59,602,377

OTHER INCOME (EXPENSE):
Dividend and Interest Income	3,740,054	2,299,911	13,120,465	6,930,564
Gain on Sale of Securities Transactions	-0-	17,770	111,387	2,311,714
Interest Expense, including Amortization of Financing Costs	(8,709,149)	(6,918,257)	(32,349,705)	(25,754,121)
TOTAL OTHER INCOME (EXPENSE)	(4,969,095)	(4,600,576)	(19,117,853)	(16,511,843)

INCOME FROM CONTINUING OPERATIONS	12,159,623	10,262,190	48,520,534	40,271,085

Gain on Sale of Real Estate Investments	-0-	-0-	7,485,266	-0-

NET INCOME	12,159,623	10,262,190	56,005,800	40,271,085

Less: Preferred Dividends	4,377,262	3,536,103	17,190,456	14,861,686
Less: Redemption of Preferred Stock	-0-	-0-	-0-	2,467,165

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$7,782,361	$6,726,087	$38,815,344	$22,942,234

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	4

Net Income, FFO, Core FFO, AFFO, EBITDAre, Adjusted EBITDA

(unaudited)

	For The		For The
	Three Months Ended		Twelve Months Ended
FFO, Core FFO, AFFO	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Net Income Attributable to Common Shareholders	$7,782,361	$6,726,087	$38,815,344	$22,942,234
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	9,631,809	8,145,660	36,017,959	29,478,322
Plus: Amortization of Intangible Assets	455,418	300,574	1,613,368	1,071,719
Plus: Amortization of Capitalized Lease Costs	220,743	222,293	880,444	855,000
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(7,485,266)	95,336
FFO Attributable to Common Shareholders	18,090,331	15,394,614	69,841,849	54,442,611
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Redemption of Preferred Stock	-0-	-0-	-0-	2,467,165
Core FFO Attributable to Common Shareholders	18,090,331	15,394,614	69,841,849	57,088,302
Plus: Stock Compensation Expense	94,756	183,652	433,895	624,706
Plus: Depreciation of Corporate Office Capitalized Costs	39,505	39,508	157,964	156,676
Plus: Amortization of Financing Costs	310,006	284,789	1,220,983	1,234,259
Less: Lease Termination Income	-0-	-0-	(210,261)	-0-
Less: Gain on Sale of Securities Transactions	-0-	(17,770)	(111,387)	(2,311,714)
Less: Effect of non-cash U.S. GAAP Straight-line Rent Adjustment	(615,441)	(103,135)	(1,972,588)	(1,027,927)
Less: Recurring Capital Expenditures	(211,335)	(311,875)	(985,424)	(883,864)
AFFO Attributable to Common Shareholders	$17,707,822	$15,469,783	$68,375,031	$54,880,438

	For The		For The
	Three Months Ended		Twelve Months Ended
EBITDAre, Adjusted EBITDA	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Net Income Attributable to Common Shareholders	$7,782,361	$6,726,087	$38,815,344	$22,942,234
Plus: Preferred Dividends	4,377,262	3,536,103	17,190,456	14,861,686
Plus: Redemption of Preferred Stock	-0-	-0-	-0-	2,467,165
Plus: Interest Expense, including Amortization of Financing Costs	8,709,149	6,918,257	32,349,705	25,754,121
Plus: Depreciation and Amortization	10,321,798	8,682,543	38,567,027	31,459,749
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(7,485,266)	95,336
EBITDAre	31,190,570	25,862,990	119,437,266	97,580,291
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	102,708	101,968
Less: Gain on Sale of Securities Transactions	-0-	(17,770)	(111,387)	(2,311,714)
Adjusted EBITDA	$31,216,247	$25,870,712	$119,428,587	$95,549,071

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	5

NOI Reconciliations

(unaudited)

	For The		For The
	Three Months Ended		Twelve Months Ended
Net Operating Income	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Net Income Attributable to Common Shareholders	$7,782,361	$6,726,087	$38,815,344	$22,942,234
Plus: Redemption of Preferred Stock	-0-	-0-	-0-	2,467,165
Plus: Preferred Dividends	4,377,262	3,536,103	17,190,456	14,861,686
Plus: General & Administrative Expenses	2,723,788	2,501,693	8,776,579	7,809,546
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Depreciation	9,671,314	8,185,168	36,175,923	29,634,998
Plus: Amortization of Capitalized Lease Costs and Intangible Assets	650,484	497,375	2,391,104	1,824,751
Plus: Interest Expense, including Amortization of Financing Costs	8,709,149	6,918,257	32,349,705	25,754,121
Less: Dividend and Interest Income	(3,740,054)	(2,299,911)	(13,120,465)	(6,930,564)
Less: Gain on Sale of Securities Transactions	-0-	(17,770)	(111,387)	(2,311,714)
Less: Gain on Sale of Real Estate Investments	-0-	-0-	(7,485,266)	-0-
Less: Lease Termination Income	-0-	-0-	(210,261)	-0-
Net Operating Income – NOI	$30,174,304	$26,047,002	$114,771,732	$96,230,749

	For The		For The
	Three Months Ended		Twelve Months Ended
Components of Net Operating Income Consists of:	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Revenues:
Rental Revenue	$30,305,505	$26,367,855	$115,864,119	$97,659,778
Reimbursement Revenue	6,295,189	4,789,059	23,297,730	18,725,527
Total Rental and Reimbursement Revenue	36,600,694	31,156,914	139,161,849	116,385,305

Expenses:
Real Estate Taxes	5,003,666	3,857,976	18,596,239	15,266,634
Operating Expenses	1,422,724	1,251,936	5,793,878	4,887,922
Total Real Estate Taxes and Operating Expenses	6,426,390	5,109,912	24,390,117	20,154,556
Net Operating Income – NOI	$30,174,304	$26,047,002	$114,771,732	$96,230,749

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	6

Financial Highlights

(unaudited)

	For The		For The
	Three Months Ended		Twelve Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017

Weighted Average Common Shares Outstanding
Basic	80,691,790	74,634,201	78,619,440	72,114,078
Diluted	80,888,874	74,800,497	78,802,208	72,249,691

Net Income Attributable to Common Shareholders	$7,782,361	$6,726,087	$38,815,344	$22,942,234

Basic	$0.10	$0.09	$0.49	$0.32
Diluted	0.10	0.09	0.49	0.32

Net Operating Income – NOI	$30,174,304	$26,047,002	$114,771,732	$96,230,749

Basic	$0.37	$0.35	$1.46	$1.33
Diluted	0.37	0.35	1.46	1.33

Funds From Operations – FFO	$18,090,331	$15,394,614	$69,841,849	$54,442,611

Basic	$0.22	$0.21	$0.89	$0.75
Diluted	0.22	0.21	0.89	0.75

Core Funds From Operations - Core FFO	$18,090,331	$15,394,614	$69,841,849	$57,088,302

Basic	$0.22	$0.21	$0.89	$0.79
Diluted	0.22	0.21	0.89	0.79

Core FFO Excluding Gain on Sale of Securities Transactions and Excluding Lease Termination Income	$18,090,331	$15,376,844	$69,520,201	$54,776,588

Basic	$0.22	$0.21	$0.88	$0.76
Diluted	0.22	0.21	0.88	$0.76

Adjusted Funds From Operations – AFFO	$17,707,822	$15,469,783	$68,375,031	$54,880,438

Basic	$0.22	$0.21	$0.87	$0.76
Diluted	0.22	0.21	0.87	$0.76

Dividends Declared per Common Share	$0.17	$0.16	$0.68	$0.64

Dividend/AFFO Payout Ratio	77.3%	76.2%	78.2%	84.2%

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	7

Same Property Statistics

(unaudited)

	For The
	Three Months Ended
	9/30/2018		9/30/2017	Change	Change %

Total Square Feet / Total Properties	21,173,581 / 111		18,790,021 / 108	2,383,560	12.7%

Occupancy Percentage at End of Period	99.6%		99.3%	30 bps	0.3%

Same Property Square Feet / Number of Same Properties		16,927,532 / 98

Same Property Occupancy Percentage at End of Period	99.5%		99.8%	(30) bps	(0.3)%

Same Property Net Operating Income (NOI) (GAAP)	$24,320,081		$24,127,404	$192,677	0.8%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(314,253)		(203,251)	(111,002)
Same Property Cash NOI	$24,005,828		$23,924,153	$81,675	0.3%

Same Property Statistics includes all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

The 0.8% increase, amounting to $192,677 in Same Property NOI, consists of $178,175 attributable to increased Same Property NOI from occupied properties and by an increase in Same Property NOI from vacant properties of $14,502.

The 0.3% increase, amounting to $81,675 in Same Property Cash NOI, consists of $70,247 attributable to increased Same Property Cash NOI from occupied properties and by an increase in Same Property Cash NOI from vacant properties of $11,428.

Reconciliation of Same Property NOI to Total NOI

	For The Three Months Ended
	9/30/2018	9/30/2017	Change	Change %

Same Property NOI (GAAP)	$24,320,081	$24,127,404	$192,677	0.8%

NOI of properties purchased subsequent to June 30, 2017 (seven properties for fiscal 2018 and three properties for fiscal 2017)	4,723,444	568,075

NOI of properties expanded subsequent to June 30, 2017 (two properties for fiscal 2018 and one property for fiscal 2017)	1,130,109	1,066,594
NOI of properties sold subsequent to June 30, 2017 (four properties for fiscal 2018)	670	284,929
Total NOI	$30,174,304	$26,047,002	$4,127,302	15.8%

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	8

Same Property Statistics

(unaudited)

	For The
	Twelve Months Ended
	9/30/2018		9/30/2017	Change	Change %

Total Square Feet / Total Properties	21,173,581 / 111		18,790,021 / 108	2,383,560	12.7%

Occupancy Percentage at End of Period	99.6%		99.3%	30 bps	0.3%

Same Property Square Feet / Number of Same Properties		15,065,707 / 91

Same Property Occupancy Percentage at End of Period	99.5%		99.8%	(30 bps )	(0.3)%

Same Property Net Operating Income (NOI) (GAAP)	$83,566,781		$83,733,452	$(166,671)	(0.2)%

Reversal of Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(967,710)		(1,100,629)	132,919
Same Property Cash NOI	$82,599,071		$82,632,823	$(33,752)	0.0%

Same Property Statistics includes all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

The 0.2% decrease, amounting to $166,671 in Same Property NOI, consists of $44,171 attributable to decreased Same Property NOI from occupied properties and by a decrease in Same Property NOI from vacant properties of $122,500 attributable to a 30 bps decline in Same Property Occupancy Percentage.

The $33,752 decrease in Same Property Cash NOI, consists of $132,509 attributable to increased Same Property Cash NOI from occupied properties offset by a decrease in Same Property Cash NOI from vacant properties of $166,261 attributable to a 30 bps decline in Same Property Occupancy Percentage.

Reconciliation of Same Property NOI to Total NOI

	For The Twelve Months Ended
	9/30/2018	9/30/2017	Change	Change %

Same Property NOI (GAAP)	$83,566,781	$83,733,452	$(166,671)	(0.2)%

NOI of properties purchased subsequent to September 30, 2016 (seven properties for fiscal 2018 and ten properties for fiscal 2017)	26,438,218	7,063,623

NOI of properties expanded subsequent to September 30, 2016 (two properties for fiscal 2018 and one property for fiscal 2017)	4,159,745	3,998,426

NOI of properties sold subsequent to September 30, 2016 (four properties for fiscal 2018 and one property for fiscal 2017)	606,988	1,435,248
Total NOI	$114,771,732	$96,230,749	$18,540,983	19.3%

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	9

Consolidated Statements of Cash Flows

	For The
	Twelve Months Ended
	9/30/2018	9/30/2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$56,005,800	$40,271,085
Noncash Items Included in Net Income:
Depreciation & Amortization	39,788,010	32,694,009
Stock Compensation Expense	433,895	624,706
Deferred Straight Line Rent	(1,972,588)	(1,027,927)
Gain on Sale of Securities Transactions	(111,387)	(2,311,714)
(Gain) Loss on Sale of Real Estate Investments	(7,485,266)	95,336
Changes in:
Tenant & Other Receivables	1,396,729	357,823
Prepaid Expenses	(754,922)	(603,887)
Other Assets & Capitalized Lease Costs	(2,036,854)	15,353
Accounts Payable, Accrued Expenses & Other Liabilities	265,745	3,753,082
NET CASH PROVIDED BY OPERATING ACTIVITIES	85,529,162	73,867,866

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets	(283,402,845)	(286,951,980)
Capital Improvements	(9,084,163)	(4,974,988)
Proceeds from Sale of Real Estate Investments	22,083,340	4,125,819
Return of Deposits on Real Estate	450,000	3,400,000
Deposits Paid on Acquisitions of Real Estate	(200,000)	(450,000)
Proceeds from Sale of Securities Available for Sale	2,620,166	17,274,946
Purchase of Securities Available for Sale	(64,979,698)	(71,494,810)
NET CASH USED IN INVESTING ACTIVITIES	(332,513,200)	(339,071,013)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Fixed Rate Mortgage Notes Payable	175,160,000	188,809,000
Principal Payments on Fixed Rate Mortgage Notes Payable	(54,354,212)	(73,594,586)
Net Draws on Loans Payable	66,517,259	39,300,733
Financing Costs Paid on Debt	(1,469,914)	(2,190,098)
Redemption of 7.625% Series A Preferred Stock	-0-	(53,493,750)
Redemption of 7.875% Series B Preferred Stock	-0-	(57,500,000)
Proceeds from Underwritten Public Offering of 6.125% Series C Preferred Stock, net of offering costs	-0-	71,003,093
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	40,093,650	35,733,885
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	77,100,433	81,805,937
Proceeds from the Exercise of Stock Options	569,600	469,300
Preferred Dividends Paid	(16,876,532)	(14,500,474)
Common Dividends Paid, net of Reinvestments	(40,657,707)	(36,163,355)
NET CASH PROVIDED BY FINANCING ACTIVITIES	246,082,577	179,679,685

NET DECREASE IN CASH AND CASH EQUIVALENTS	(901,461)	(85,523,462)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	10,226,046	95,749,508
CASH AND CASH EQUIVALENTS - END OF YEAR	$9,324,585	$10,226,046

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	10

Capital Structure and Leverage Ratios

(unaudited)

	As of	As of
	9/30/2018	9/30/2017

Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$711,545,649	$591,364,371
Loans Payable	186,608,676	120,091,417
Total Debt	898,154,325	711,455,788

6.125% Series C Cumulative Redeemable Preferred Stock	287,200,025	245,986,125
Common Stock, Paid-In-Capital & Other	510,705,742	466,879,571
Total Shareholders’ Equity	797,905,767	712,865,696

Total Book Capitalization	1,696,060,092	1,424,321,484

Accumulated Depreciation	207,065,634	177,372,518
Total Undepreciated Book Capitalization	$1,903,125,726	$1,601,694,002

Shares Outstanding	81,503,134	75,630,521
Market Price Per Share	$16.72	$16.19

Equity Market Capitalization	$1,362,732,400	$1,224,458,135
Total Debt	898,154,325	711,455,788
Total Preferred Stock	287,200,025	245,986,125
Total Market Capitalization	$2,548,086,750	$2,181,900,048

Total Debt	$898,154,325	$711,455,788
less: Cash and Cash Equivalents	9,324,585	10,226,046
Net Debt	$888,829,740	$701,229,742
less: Securities Available for Sale at Fair Value (Securities)	154,920,545	123,764,770
Net Debt Less Securities	$733,909,195	$577,464,972

Net Debt / Total Undepreciated Book Capitalization	46.7%	43.8%
Net Debt / Total Market Capitalization	34.9%	32.1%
Net Debt Plus Preferred Stock / Total Market Capitalization	46.2%	43.4%
Net Debt Less Securities / Total Undepreciated Book Capitalization	38.6%	36.1%
Net Debt Less Securities / Total Market Capitalization	28.8%	26.5%
Net Debt Less Securities Plus Preferred Stock / Total Market Capitalization	40.1%	37.7%

Weighted Average Interest Rate on Fixed Rate Debt	4.07%	4.18%
Weighted Average Term on Fixed Rate Debt	11.7 yrs.	11.6 yrs.
Weighted Average Lease Term	8.1 yrs.	7.9 yrs.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	11

Capital Structure and Leverage Ratios

(unaudited)

	For The Three Months Ended		For The Twelve Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Net Income	$12,159,623	$10,262,190	$56,005,800	$40,271,085
Plus: Interest Expense, including Amortization of Financing Costs	8,709,149	6,918,257	32,349,705	25,754,121
Plus: Depreciation and Amortization	10,321,798	8,682,543	38,567,027	31,459,749
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(7,485,266)	95,336
EBITDAre	31,190,570	25,862,990	119,437,266	97,580,291
Plus: Acquisition Costs	-0-	-0-	-0-	178,526
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,677	25,492	102,708	101,968
Less: Gain on Sale of Securities Transactions	-0-	(17,770)	(111,387)	(2,311,714)
Adjusted EBITDA	$31,216,247	$25,870,712	$119,428,587	$95,549,071

Interest Expense, including Amortization of Financing Costs	$8,709,149	$6,918,257	$32,349,705	$25,754,121
Preferred Dividends	4,377,262	3,536,103	17,190,456	14,861,686
Total Fixed Charges	$13,086,411	$10,454,360	$49,540,161	$40,615,807

Interest Coverage	3.6 x	3.7 x	3.7 x	3.7 x
Fixed Charge Coverage	2.4 x	2.5 x	2.4 x	2.4 x

Net Debt	$888,829,740	$701,229,742	$888,829,740	$701,229,742
Net Debt Less Securities	733,909,195	577,464,972	733,909,195	577,464,972
Total Preferred Stock	287,200,025	245,986,125	287,200,025	245,986,125
Annualized Adjusted EBITDA	124,864,988	103,482,848	119,428,587	95,549,071

Net Debt / Adjusted EBITDA	7.1 x	6.8 x	7.4 x	7.3 x
Net Debt Less Securities / Adjusted EBITDA	5.9 x	5.6 x	6.1 x	6.0 x
Net Debt + Preferred Stock / Adjusted EBITDA	9.4 x	9.2 x	9.8 x	9.9 x
Net Debt Less Securities + Preferred Stock / Adjusted EBITDA	8.2 x	8.0 x	8.5 x	8.6 x

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	12

Debt Maturity

(Unaudited)

$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
-
9.6%
23.0%
5.5%
7.9%
5.6%
48.4%
2019
2020
2021
2022
2023
Thereafter
Mortgages
Loans Payable

			Loans			% of
Fiscal Year Ended		Mortgages	Payable		Total	Total

2019		$60,151,223	$26,608,676	(B)	$86,759,899	9.6%
2020		48,605,542	160,000,000	(C)	208,605,542	23.0%
2021		50,098,257	-0-		50,098,257	5.5%
2022		72,031,353	-0-		72,031,353	7.9%
2023		50,522,349	-0-		50,522,349	5.6%
Thereafter		438,359,631	-0-		438,359,631	48.4%

Total as of 9/30/2018	(A)	$719,768,355	$186,608,676		$906,377,031	100.0%

Weighted Average Interest Rate		4.07%	3.74%		4.00%
Weighted Average Term		11.7 yrs.	1.7 yrs.		9.6 yrs.

(A)	Mortgages does not include unamortized debt issuance costs of $8,222,706.
(B)	Represents margin debt which is due upon demand. Subsequent to fiscal yearend, margin debt was paid off.
(C)	Represents the amount drawn down on a line of credit that has a one year extension option, which is not reflected above. Subsequent to fiscal yearend, $50,000,000 was paid down, which reduced our amount outstanding to $110,000,000.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	13

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

Fiscal Year	Securities Portfolio Cost (A)	Securities Available for Sale (A)	Dividend Income	Net Realized Gain on Sale of Securities	Change in Unrealized Gain/ (Loss)(B)	Total Return	Total Return %

2010	$24,027,834	$27,824,665	$2,387,757	$2,609,149	$6,319,226	$11,316,132	47.10%
2011	32,401,668	42,517,725	2,981,534	5,238,203	(7,747,894)	471,843	1.46%
2012	41,896,896	44,265,059	3,144,837	6,044,065	3,015,774	12,204,676	29.13%
2013	56,301,236	61,685,173	3,861,374	7,133,252	(3,394,669)	7,599,957	13.50%
2014	43,462,472	45,451,740	3,863,136	2,166,766	(1,867,912)	4,161,990	9.58%
2015	59,190,047	59,311,403	3,707,498	805,513	(5,562,959)	(1,049,948)	(1.77)%
2016	59,982,840	54,541,237	5,607,403	4,398,599	18,383,870	28,389,872	47.33%
2017	60,662,627	73,604,894	6,919,973	2,311,714	(6,371,702)	2,859,985	4.71%
2018	117,194,205	123,764,770	13,099,316	111,387	(31,315,144)	(18,104,441)	(15.45)%

Total			$45,572,828	$30,818,648	$(28,541,410)	$47,850,066	Avg. 15.07%

(A)	Fiscal Year beginning balance
(B)	Fiscal Year end balance

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	14

Securities Portfolio Historic Performance (Fiscal Year)

(unaudited)

FISCAL YEAR	MREIC REIT Portfolio (%)	MSCI REIT Index (RMS)(%)	S&P 500 Index (%)	MREIC vs. MSCI REIT Index (RMS) Outperformance in BPS ∆	MREIC vs. S&P 500 Index Outperformance in BPS ∆

2010	47.10	30.54	10.16	1656	3694
2011	1.46	1.26	1.14	20	32
2012	29.13	32.44	30.20	(331)	(107)
2013	13.50	6.63	21.59	687	(809)
2014	9.58	13.26	19.73	(368)	(1015)
2015	(1.77)	9.47	(0.61)	(1124)	(116)
2016	47.33	19.83	15.43	2750	3190
2017	4.71	0.54	18.61	417	(1390)
2018	(15.45)	4.78	15.22	(2023)	(3067)
Average	15.07	13.19	14.61	187	46

Source: SNL Financial

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	15

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann.	Rent Per sf	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	sf	Rent	Rent	Occup.	Cost		Balance

FedEx Ground Package System, Inc.		44	8,538,404	8,538,404	40.3%	$65,499,000	51.7%	$7.67	$914,674,060		$413,130,189
FedEx Corporation		16	1,544,996	1,544,996	7.3%	8,100,000	6.3%	5.24	109,379,980		18,744,507
Total FedEx		60	10,083,400	10,083,400	47.6%	73,599,000	58.0%	7.30	1,024,054,040		431,874,696

Milwaukee Electric Tool Corporation		1	861,889	861,889	4.2%	3,032,000	2.4%	3.52	36,914,917		21,722,567
Shaw Industries, Inc.		1	831,764	831,764	3.9%	3,551,000	2.8%	4.27	56,025,945		32,215,696
ULTA, Inc.		1	671,354	671,354	3.3%	2,702,000	2.1%	4.02	37,512,071		20,159,025
Amazon.com Services, Inc. (Amazon.com, Inc.)		2	662,942	662,942	3.1%	3,904,000	3.1%	5.89	62,931,258		37,845,988
Jim Beam Brands Company (Beam Suntory)		1	599,840	599,840	2.8%	2,051,000	1.6%	3.42	28,000,000		16,639,132
International Paper Company		2	578,472	578,472	2.7%	2,592,000	2.0%	4.48	36,175,715		20,662,730
TreeHouse Private Brands, Inc.		1	558,600	558,600	2.6%	2,206,000	1.7%	3.95	26,807,852		15,305,669
B. Braun Medical Inc.		1	399,440	399,440	1.9%	2,130,000	1.7%	5.33	29,973,199		19,187,819
CBOCS Distribution, Inc. (Cracker Barrel)		1	381,240	381,240	1.8%	1,447,000	1.1%	3.80	14,215,126		7,217,469
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	1.7%	1,676,000	1.3%	4.55	19,600,000		9,300,481
Coca-Cola		2	323,358	323,358	1.5%	1,693,000	1.3%	5.24	20,504,069		4,580,073
Autoneum North America, Inc.		1	315,560	315,560	1.5%	1,703,000	1.3%	5.40	21,040,395		14,471,117
Science Applications International Corporation		1	302,400	302,400	1.4%	1,491,000	1.2%	4.93	13,410,102		-0-
United Technologies Corporation		3	283,150	283,150	1.3%	1,929,000	1.5%	6.81	27,687,512		6,455,552
Bunzl USA Holdings, Inc.		2	268,778	268,778	1.3%	1,474,000	1.2%	5.48	18,708,688		12,170,963
Woodstream Corporation	(A)	1	256,000	256,000	1.2%	914,000	0.7%	3.57	8,935,160		-0-
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.1%	1,205,000	1.0%	5.14	14,550,000		7,564,186
UGN, Inc.		1	232,200	232,200	1.1%	1,070,000	0.8%	4.61	17,524,760		7,126,384
Mickey Thompson Performance Tires and Wheels (Cooper Tire)		1	219,765	219,765	1.0%	1,501,000	1.2%	6.83	18,934,065		12,130,343
Rinnai America Corporation		1	218,120	218,120	1.0%	831,000	0.7%	3.81	14,933,683		-0-
Anheuser-Busch, Inc.		1	184,800	184,800	0.9%	821,000	0.6%	4.44	12,697,848		-0-
Carlisle Tire & Wheel Company		1	179,280	179,280	0.8%	739,000	0.6%	4.12	7,232,986		-0-
NF&M International, Inc.	(B)	1	174,802	174,802	0.8%	835,000	0.7%	4.78	5,408,790		-0-
Home Depot USA, Inc.		1	171,200	171,200	0.8%	997,000	0.8%	5.82	11,303,317		-0-
Victory Packaging, L.P.		1	148,000	148,000	0.7%	502,000	0.4%	3.39	5,451,629		-0-
Challenger Lifts, Inc. (Snap-On Inc.)		1	137,500	137,500	0.6%	838,000	0.7%	6.09	11,304,000		6,525,135
Altec Industries, Inc.	(A)	1	126,880	126,880	0.6%	371,000	0.3%	2.92	4,428,488		-0-
General Electric Company		1	125,860	125,860	0.6%	1,321,000	1.0%	10.50	19,950,000		11,199,661
The American Bottling Company (Keurig Dr Pepper)		2	110,080	110,080	0.5%	743,000	0.6%	6.75	10,498,031		1,685,288
Style Crest, Inc.		1	106,507	106,507	0.5%	387,000	0.3%	3.63	7,246,325		-0-
Pittsburgh Glass Works, LLC		1	102,135	102,135	0.5%	442,000	0.3%	4.33	4,245,913		-0-
Holland 1916 Inc.		1	95,898	95,898	0.5%	349,000	0.3%	3.64	7,397,881		-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.4%	754,000	0.6%	8.26	8,163,278		2,148,201
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.4%	506,000	0.4%	5.68	6,977,442		-0-
CHEP USA, Inc.		1	83,000	83,000	0.4%	500,000	0.4%	6.02	7,463,672		-0-
Sherwin-Williams Company		2	78,887	78,887	0.4%	643,000	0.5%	8.15	7,244,128		-0-
RGH Enterprises, Inc. (Cardinal Health)		1	75,000	75,000	0.4%	607,000	0.5%	8.09	5,525,600		-0-
Tampa Bay Grand Prix		1	68,385	68,385	0.3%	297,000	0.2%	4.34	5,677,982		-0-
Various Tenants at Retail Shopping Center		1	64,220	64,220	0.3%	807,000	0.6%	12.57	3,111,777		-0-
SOFIVE, Inc.		1	60,400	60,400	0.3%	558,000	0.4%	9.24	4,942,402		1,580,180
Kellogg Sales Company		1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Siemens Real Estate		1	51,130	51,130	0.2%	464,000	0.4%	9.07	4,452,425		-0-
Foundation Building Materials, LLC		1	36,270	36,270	0.2%	172,000	0.2%	4.74	2,523,644		-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.2%	4.14	1,885,254		-0-
Tenant Total as of 9/30/18		111	21,092,725	21,092,725	99.6%	$126,792,000	100.0%	$6.01	$1,717,065,477	(C)	$719,768,355

Vacant	(B)	1	80,856	-0-	0.0%	-0-	0.0%	-0-	2,501,877		-0-
Total as of 9/30/18		111	21,173,581	21,092,725	99.6%	$126,792,000	100.0%	$6.01	$1,719,567,354		$719,768,355

Acquisitions Subsequent to 9/30/18
FedEx Ground Package System, Inc.		1	347,145	347,145	1.6%	5,328,000	4.0%	15.35
Pro Forma Total with Acquisitons Subsequent to 9/30/18		112	21,520,726	21,439,870	99.6%	$132,120,000	100.0%	$6.16

(A)	Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.
(B)	NF&M International is located in a 255,658 square foot Industrial Park in Monaca (Pittsburgh), PA, of which 80,856 square feet is vacant. This Industrial Park is counted as one property in the Property Count total.
Other than the two properties indicated in footnotes (A) and (B) and the one retail property, all other properties are single-tenant.
(C)	Does not include unamortized debt issuance costs of $8,222,706.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	16

Property Table by State

(unaudited)

	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated		Mortgage
State	Count	Footage	Footage	sf	Rent	Ann. Rent	sf Occup.	Cost		Balance
Florida	13	2,211,583	2,211,583	10.4%	$15,711,000	12.4%	$7.10	$226,738,000		$100,873,289
Texas	10	1,781,967	1,781,967	8.4%	13,825,000	10.9%	7.76	182,253,655		78,083,742
Ohio	9	1,550,706	1,550,706	7.3%	8,908,000	7.0%	5.74	114,243,557		40,030,595
Georgia	5	1,513,176	1,513,176	7.1%	8,805,000	6.9%	5.82	138,527,838		72,254,485
Kentucky	3	1,295,940	1,295,940	6.1%	5,095,000	4.0%	3.93	66,111,852		38,469,936
South Carolina	6	1,273,676	1,273,676	6.0%	9,478,000	7.5%	7.44	127,234,979		59,204,763
Mississippi	4	1,158,889	1,158,889	5.8%	4,466,000	3.5%	3.85	55,250,862		29,286,753
Indiana	2	999,176	999,176	4.8%	4,417,000	3.5%	4.42	63,016,154		30,596,176
Illinois	9	958,045	958,045	4.5%	6,117,000	4.8%	6.38	82,688,099		8,563,797
North Carolina	4	939,706	939,706	4.4%	5,663,000	4.5%	6.03	85,785,896		42,676,806
Tennessee	3	891,777	891,777	4.2%	3,150,000	2.5%	3.47	33,968,652		12,278,845
Michigan	4	833,054	833,054	3.9%	5,574,000	4.4%	6.69	73,039,812		25,763,057
Kansas	4	813,043	813,043	3.8%	4,619,000	3.6%	5.68	60,943,937		30,006,574
Missouri	4	739,330	739,330	3.5%	2,828,000	2.2%	3.83	34,987,692		6,633,001
Oklahoma	4	614,941	614,941	2.9%	3,916,000	3.1%	6.37	54,939,874		29,652,940
New York	3	518,565	518,565	2.4%	3,886,000	3.1%	7.49	51,336,423		21,328,714
Pennsylvania	3	504,040	423,184	2.4%	2,807,000	2.2%	6.63	36,883,632		14,452,942
Alabama	2	451,595	451,595	2.1%	2,625,000	2.1%	5.81	39,714,135		19,203,298
Virginia	5	407,265	407,265	1.9%	2,449,000	1.9%	6.01	34,680,077		4,395,246
Colorado	2	295,227	295,227	1.4%	2,437,000	1.9%	8.25	35,674,117		17,065,759
Arizona	1	283,358	283,358	1.3%	1,361,000	1.1%	4.80	16,824,226		3,719,709
Wisconsin	2	238,666	238,666	1.1%	1,295,000	1.0%	5.43	16,336,361		2,640,432
Washington	1	210,445	210,445	1.0%	1,962,000	1.5%	9.32	30,228,547		17,757,364
Louisiana	1	175,315	175,315	0.8%	1,262,000	1.0%	7.20	18,410,000		11,133,990
Maryland	1	148,881	148,881	0.7%	1,452,000	1.1%	9.75	14,512,355		-0-
New Jersey	2	124,620	124,620	0.6%	1,365,000	1.1%	10.95	8,054,179		1,580,180
Nebraska	1	89,115	89,115	0.4%	446,000	0.4%	5.00	5,944,691		-0-
Minnesota	1	60,398	60,398	0.3%	372,000	0.3%	6.16	5,220,000		2,115,962
Connecticut	1	54,812	54,812	0.3%	329,000	0.3%	6.00	3,494,108		-0-
Iowa	1	36,270	36,270	0.2%	172,000	0.2%	4.74	2,523,644		-0-
Total as of 9/30/18	111	21,173,581	21,092,725	100.0%	$126,792,000	100.0%	$6.01	$1,719,567,354	(A)	$719,768,355

Acquisitions Subsequent to 9/30/18
New Jersey	1	347,145	347,145	1.6%	5,328,000	4.0%	15.35
Pro Forma Total with Acquisitons Subsequent to 9/30/18	112	21,520,726	21,439,870	100.0%	$132,120,000	100.0%	$6.16

(A)	Does not include unamortized debt issuance costs of $8,222,706.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	17

Lease Expirations

(unaudited)

		Property	Square	% of Total	Annual	% of Total	Rent Per sf	Lease Exp.	Undepreciated		Mortgage
Fiscal Year		Count	Footage	sf	Rent	Ann. Rent	Occup.	Term in Years	Cost		Balance

2019		6	681,395	3.2%	$3,914,000	3.1%	5.74	0.6	$46,037,022		$465,749
2020		4	383,449	1.8%	2,129,000	1.7%	5.55	1.7	27,452,849		-0-
2021	(A)	10	1,206,723	5.7%	5,467,000	4.3%	4.53	2.7	69,377,107		7,832,154
2022		7	1,138,320	5.4%	6,419,000	5.1%	5.64	3.5	75,991,657		25,307,371
2023	(A)	13	1,668,804	7.9%	9,481,000	7.5%	5.68	4.7	116,932,264		21,594,265
2024		12	1,584,634	7.5%	10,094,000	8.0%	6.37	5.7	122,194,406		34,459,394
2025	(A)	9	2,404,478	11.4%	12,271,000	9.7%	5.10	6.6	159,917,562		74,976,653
2026		7	982,226	4.6%	7,922,000	6.3%	8.07	7.6	105,330,525		40,305,777
2027		11	2,304,616	10.9%	12,629,000	10.0%	5.48	8.9	178,945,464		72,819,938
2028		11	2,571,915	12.1%	13,826,000	10.9%	5.38	9.5	181,975,883		71,085,896
2029		5	1,171,338	5.5%	5,454,000	4.3%	4.66	10.5	76,019,210		32,457,568
2030		4	1,044,832	4.9%	7,403,000	5.8%	7.09	11.5	113,789,841		61,881,366
2031		3	963,269	4.5%	7,122,000	5.6%	7.39	12.6	104,367,000		64,988,499
2032		6	1,724,838	8.3%	13,134,000	10.4%	7.61	13.6	202,011,552		126,728,056
2033		2	639,068	3.0%	6,514,000	5.0%	10.19	14.6	106,803,506		69,560,000
2034		1	558,600	2.6%	2,206,000	1.7%	3.95	15.1	26,807,852		15,305,669
Various tenants at retail shopping center		1	64,220	0.3%	807,000	0.6%	12.57	-0-	3,111,777		-0-
Vacant	(A)	1	80,856	0.4%	-0-	0.0%	-0-	-0-	2,501,877		-0-
Total as of 9/30/18		111	21,173,581	100.0%	$126,792,000	100.0%	$6.01	8.1	$1,719,567,354	(B)	$719,768,355

Acquisitions Subsequent to 9/30/18
2032		1	347,145	1.6%	5,328,000	4.0%	15.35	13.8
Pro Forma Total with Acquisitons Subsequent to 9/30/18		112	21,520,726	100.0%	$132,120,000	100.0%	$6.16	8.2

(A)	Included in 2021 is Woodstream Corporation and included in 2023 is Altec Industries which both occupy one property. Included in 2025 is NF&M International, which occupies 174,802 square feet of a 255,658 square foot Industrial Park. The remaining 80,856 square feet is included in Vacant. Each of these properties are counted as one property in the Property Count Total. Other than these properties and the one retail property, all other properties are single-tenant.
(B)	Does not include unamortized debt issuance costs of $8,222,706.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	18

Recent Acquisitions During Fiscal 2018

(unaudited)

				Date of	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	sf Occup.	Expiration	Price	Balance
1	FedEx Corporation	Charleston	SC	11/2/2017	121,683	$1,315,000	$10.81	8/31/2032	$21,872,170	$14,200,000
2	Amazon.com Services, Inc. (Amazon.com, Inc.)	Oklahoma City	OK	11/30/2017	300,000	1,884,000	6.28	10/31/2027	30,250,000	19,600,000
3	Shaw Industries, Inc.	Savannah	GA	1/22/2018	831,764	3,551,000	4.27	9/30/2027	57,483,636	33,300,000
4	B. Braun Medical Inc.	Daytona Beach	FL	4/6/2018	399,440	2,130,000	5.33	4/1/2028	30,750,540	19,500,000
5	Amazon.com Services, Inc. (Amazon.com, Inc.)	Mobile	AL	6/28/2018	362,942	2,020,000	5.57	11/30/2028	33,688,276	19,000,000
6	FedEx Ground Package System, Inc.	Charleston	SC	8/15/2018	265,318	2,713,000	10.23	6/30/2033	47,174,296	29,860,000
7	FedEx Ground Package System, Inc.	Braselton (Atlanta)	GA	9/6/2018	373,750	3,801,000	10.17	2/28/2033	61,113,264	39,700,000
	Total as of 9/30/18				2,654,897	$17,414,000	$6.56		$282,332,182	$175,160,000

	Acquisitons Subsequent to 9/30/18
1	FedEx Ground Package System, Inc.	Trenton	NJ	10/19/2018	347,145	5,328,000	15.35	6/30/2032	85,248,352	55,000,000

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	19

Property Table

(unaudited)

				Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	Milwaukee Electric Tool Corporation	Olive Branch (Memphis, TN)	MS	2013	100.0%	861,889	$3,032,000	$3.52	9.8	$36,914,917	$21,722,567
2	Shaw Industries, Inc.	Savannah	GA	2018	100.0%	831,764	3,551,000	4.27	9.0	56,025,945	32,215,696
3	ULTA, Inc.	Greenwood (Indianapolis)	IN	2015	100.0%	671,354	2,702,000	4.02	6.8	37,512,071	20,159,025
4	Jim Beam Brands Company (Beam Suntory)	Frankfort (Lexington)	KY	2015	100.0%	599,840	2,051,000	3.42	6.3	28,000,000	16,639,132
5	TreeHouse Private Brands, Inc.	Buckner (Louisville)	KY	2014	100.0%	558,600	2,206,000	3.95	15.1	26,807,852	15,305,669
6	FedEx Corporation	Memphis	TN	2010	100.0%	449,900	1,384,000	3.08	10.7	14,614,986	5,061,376
7	B. Braun Medical Inc.	Daytona Beach	FL	2018	100.0%	399,440	2,130,000	5.33	9.5	29,973,199	19,187,819
8	Woodstream Corporation	St. Joseph	MO	2001	100.0%	256,000	914,000	3.57	3.0	8,935,160	-0-
	Altec Industries, Inc.	St. Joseph	MO	2001	100.0%	126,880	371,000	2.92	4.4	4,428,488	-0-
9	CBOCS Distribution, Inc. (Cracker Barrel)	Lebanon (Nashville)	TN	2011	100.0%	381,240	1,447,000	3.80	5.8	14,215,126	7,217,469
10	FedEx Ground Package System, Inc.	Braselton (Atlanta)	GA	2018	100.0%	373,750	3,801,000	10.17	14.4	60,227,126	39,700,000
11	Best Buy Warehousing Logistics, Inc.	Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,676,000	4.55	3.3	19,600,000	9,300,481
12	Amazon.com Services, Inc. (Amazon.com, Inc.)	Mobile	AL	2018	100.0%	362,942	2,020,000	5.57	10.2	33,052,316	18,832,395
13	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2017	100.0%	354,482	2,537,000	7.16	13.7	40,043,145	24,863,355
14	FedEx Ground Package System, Inc.	Mesquite (Dallas)	TX	2017	100.0%	351,874	3,195,000	9.08	13.5	49,880,493	30,928,224
15	FedEx Ground Package System, Inc.	Walker (Grand Rapids)	MI	2017	100.0%	343,483	2,102,000	6.12	13.3	31,654,987	19,468,554
16	FedEx Ground Package System, Inc.	Hamburg (Buffalo)	NY	2017	100.0%	338,584	2,313,000	6.83	12.5	34,850,000	21,328,714
17	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	100.0%	330,717	2,237,000	6.76	6.8	33,044,797	17,813,451
18	FedEx Ground Package System, Inc.	Indianapolis	IN	2014	100.0%	327,822	1,715,000	5.23	9.1	25,504,083	10,437,151
19	Autoneum North America, Inc.	Aiken (Augusta, GA)	SC	2017	100.0%	315,560	1,703,000	5.40	13.6	21,040,395	14,471,117
20	FedEx Ground Package System, Inc.	Olathe (Kansas City)	KS	2016	100.0%	313,763	2,200,000	7.01	12.7	31,737,000	19,956,867
21	FedEx Ground Package System, Inc.	Davenport (Orlando)	FL	2016	100.0%	310,922	2,609,000	8.39	12.6	37,780,000	23,702,918
22	FedEx Ground Package System, Inc.	Ft. Worth (Dallas)	TX	2015	100.0%	304,608	2,373,000	7.79	11.6	35,300,832	20,753,864
23	Science Applications International Corporation	Hanahan (Charleston)	SC	2005	100.0%	302,400	1,491,000	4.93	0.6	13,410,102	-0-
24	Amazon.com Services, Inc. (Amazon.com, Inc.)	Oklahoma City	OK	2018	100.0%	300,000	1,884,000	6.28	9.1	29,878,942	19,013,593
25	International Paper Company	Kenton	OH	2017	100.0%	298,472	1,244,000	4.17	8.9	17,881,607	11,473,387
26	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	100.0%	297,579	1,998,000	6.71	11.3	30,735,702	16,243,754
27	Western Container Corp. (Coca-Cola)	Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,361,000	4.80	8.6	16,824,226	3,719,709
28	International Paper Company	Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,348,000	4.81	4.9	18,294,108	9,189,343
29	FedEx Ground Package System, Inc.	Charleston	SC	2018	100.0%	265,318	2,713,000	10.23	14.8	46,576,380	29,860,000
30	NF&M International, Inc.	Monaca (Pittsburgh)	PA	1988	68.4%	255,658	835,000	4.78	6.3	7,910,666	-0-
31	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	245,633	1,908,000	7.77	4.8	22,890,124	-0-
32	FedEx Ground Package System, Inc.	Homestead (Miami)	FL	2017	100.0%	237,756	2,282,000	9.60	13.5	37,873,120	23,313,676
33	Anda Pharmaceuticals, Inc.	Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,205,000	5.14	3.8	14,550,000	7,564,186
34	UGN, Inc.	Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,070,000	4.61	11.4	17,524,760	7,126,384
35	FedEx Ground Package System, Inc.	Colorado Springs	CO	2016	100.0%	225,362	1,832,000	8.13	7.3	29,320,066	16,651,710
36	Mickey Thompson Performance Tires and Wheels (Cooper Tire)	Stow	OH	2017	100.0%	219,765	1,501,000	6.83	8.9	18,934,065	12,130,343
37	Rinnai America Corporation	Griffin (Atlanta)	GA	2006	100.0%	218,120	831,000	3.81	2.3	14,933,683	-0-
38	FedEx Ground Package System, Inc.	Ft. Myers	FL	2017	100.0%	213,672	1,418,000	6.64	8.9	21,663,635	13,280,803
39	FedEx Ground Package System, Inc.	Burlington (Seattle/Everett)	WA	2016	100.0%	210,445	1,962,000	9.32	11.9	30,228,547	17,757,364
40	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	10.7	15,204,950	8,563,797
41	Anheuser-Busch, Inc.	Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	821,000	4.44	3.2	12,697,848	-0-
42	Carrier Enterprise, LLC (United Technologies)	Carrollton (Dallas)	TX	2010	100.0%	184,317	1,241,000	6.73	5.3	17,819,203	6,455,552
43	FedEx Ground Package System, Inc.	Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	6.0	19,294,396	7,924,865
44	Carlisle Tire & Wheel Company	Edwardsville (Kansas City)	KS	2003	100.0%	179,280	739,000	4.12	4.8	7,232,986	-0-
45	FedEx Ground Package System, Inc.	Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,581,000	8.94	9.9	17,074,037	724,766
46	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	100.0%	175,315	1,262,000	7.20	6.8	18,410,000	11,133,990
47	FedEx Ground Package System, Inc.	Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	3.5	13,762,030	6,294,503
48	Home Depot USA, Inc.	Montgomery (Chicago)	IL	2004	100.0%	171,200	997,000	5.82	1.8	11,303,317	-0-
49	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,624,000	9.51	7.8	19,701,575	5,144,319
50	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	164,207	1,097,000	6.68	8.0	12,039,014	-0-

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	20

Property Table

(unaudited)

				Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
51	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	100.0%	163,378	$725,000	$4.44	5.8	$9,965,550	$5,638,258
52	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	100.0%	158,417	752,000	4.75	3.0	9,980,250	6,633,001
53	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	6.8	12,584,462	3,416,097
54	FedEx Ground Package System, Inc.	Waco	TX	2012	100.0%	150,710	1,078,000	7.15	6.9	12,551,368	4,234,777
55	FedEx Ground Package System, Inc.	Beltsville (Washington, DC)	MD	2001	100.0%	148,881	1,452,000	9.75	9.8	14,512,355	-0-
56	Victory Packaging, L.P.	Fayetteville	NC	1997	100.0%	148,000	502,000	3.39	2.4	5,451,629	-0-
57	FedEx Ground Package System, Inc.	El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	5.0	12,431,192	-0-
58	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	6.0	14,127,449	-0-
59	FedEx Ground Package System, Inc.	Cudahy (Milwaukee)	WI	2001	100.0%	139,564	827,000	5.93	8.8	9,766,361	-0-
60	Challenger Lifts, Inc. (Snap-On Inc.)	Louisville	KY	2016	100.0%	137,500	838,000	6.09	7.7	11,304,000	6,525,135
61	FedEx Ground Package System, Inc.	Richfield (Cleveland)	OH	2006	100.0%	131,152	1,493,000	11.38	6.0	16,447,178	-0-
62	General Electric Company	Imperial (Pittsburgh)	PA	2016	100.0%	125,860	1,321,000	10.50	7.3	19,950,000	11,199,661
63	FedEx Ground Package System, Inc.	Wheeling (Chicago)	IL	2003	100.0%	123,000	1,272,000	10.34	8.7	18,982,474	-0-
64	FedEx Ground Package System, Inc.	Altoona	PA	2014	100.0%	122,522	651,000	5.31	4.9	9,022,966	3,253,281
65	FedEx Corporation	Charleston	SC	2018	100.0%	121,683	1,315,000	10.81	13.9	21,519,412	13,683,131
66	FedEx Corporation	Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	4.6	7,792,395	-0-
67	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	9.2	8,774,524	-0-
68	Bunzl Distribution Oklahoma, Inc.	Oklahoma City	OK	2017	100.0%	110,361	722,000	6.54	5.9	8,728,439	5,537,962
69	Style Crest, Inc.	Winston-Salem	NC	2002	100.0%	106,507	387,000	3.63	2.5	7,246,325	-0-
70	FedEx Ground Package System, Inc.	Cheektowaga (Buffalo)	NY	2002	100.0%	104,981	966,000	9.20	0.9	10,960,823	-0-
71	FedEx Ground Package System, Inc.	West Chester Twp. (Cincinnati)	OH	1999	100.0%	103,818	543,000	5.23	4.9	5,733,686	-0-
72	FedEx Ground Package System, Inc.	Roanoke	VA	2013	100.0%	103,402	755,000	7.30	4.6	10,200,000	4,395,246
73	Pittsburgh Glass Works, LLC	O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	442,000	4.33	2.8	4,245,913	-0-
74	FedEx Ground Package System, Inc.	Green Bay	WI	2013	100.0%	99,102	468,000	4.72	4.7	6,570,000	2,640,432
75	Holland 1916 Inc.	Liberty (Kansas City)	MO	1998	100.0%	95,898	349,000	3.64	0.7	7,397,881	-0-
76	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	533,000	5.56	10.7	6,396,958	-0-
77	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	9.2	7,857,120	-0-
78	FedEx Ground Package System, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	0.2	7,614,653	465,749
79	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	754,000	8.26	4.0	8,163,278	2,148,201
80	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	5.1	5,944,691	-0-
81	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.3	6,977,442	-0-
82	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	88,653	605,000	6.82	7.8	6,661,819	370,903
83	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	500,000	6.02	6.4	7,463,672	-0-
84	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	436,000	5.30	9.9	6,919,836	-0-
85	RGH Enterprises, Inc. (Cardinal Health)	Halfmoon (Albany)	NY	2012	100.0%	75,000	607,000	8.09	3.2	5,525,600	-0-
86	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	478,000	6.50	8.5	5,177,940	-0-
87	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	2.7	4,732,671	-0-
88	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	605,000	8.66	7.1	6,354,051	414,050
89	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	297,000	4.34	2.0	5,677,982	-0-
90	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	481,000	7.25	5.3	5,551,227	-0-
91	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	100.0%	64,220	807,000	12.57	na	3,111,777	-0-
92	The American Bottling Company (Keurig Dr Pepper)	Cincinnati	OH	2015	100.0%	63,840	481,000	7.53	11.0	6,750,000	-0-
93	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	319,000	5.26	4.1	5,138,540	-0-
94	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	558,000	9.24	6.3	4,942,402	1,580,180
95	FedEx Ground Package System, Inc.	Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	4.7	5,220,000	2,115,962
96	Carrier Enterprise, LLC (United Technologies)	Richmond	VA	2004	100.0%	60,000	324,000	5.40	0.2	4,768,309	-0-
97	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	501,000	8.44	2.8	5,363,305	338,789
98	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.4	3,494,108	-0-
99	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	464,000	9.07	5.6	4,452,425	-0-
100	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	8.9	4,455,701	-0-

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	21

Property Table

(unaudited)

				Fiscal Year		Square	Annual	Rent Per sf	Lease Exp. Term in	Undepreciated		Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost		Balance
101	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	$436,000	$9.43	2.9	$4,808,329		$-0-
102	The American Bottling Company (Keurig Dr Pepper)	Tulsa	OK	2014	100.0%	46,240	262,000	5.67	5.4	3,748,031		1,685,288
103	Heartland Coca-Cola Bottling Company, LLC (Coca-Cola)	Topeka	KS	2009	100.0%	40,000	332,000	8.30	3.0	3,679,843		860,364
104	Collins Aerospace Systems (United Technologies)	Rockford	IL	2015	100.0%	38,833	364,000	9.37	8.8	5,100,000		-0-
105	Foundation Building Materials, LLC	Urbandale (Des Moines)	IA	1994	100.0%	36,270	172,000	4.74	9.3	2,523,644		-0-
106	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	5.5	1,900,691		-0-
107	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	284,000	8.20	8.8	4,133,510		-0-
108	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	9.2	2,043,226		-0-
109	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	4.2	1,977,779		-0-
110	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	0.8	1,885,254		-0-
111	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	162,000	12.96	3.1	1,692,901		-0-
	Total as of 9/30/18				99.6%	21,173,581	$126,792,000	$6.01	8.1	$1,719,567,354	(A)	$719,768,355

	Acquisitons Subsequent to 9/30/18
112	FedEx Ground Package System, Inc.	Trenton	NJ	2019	100.0%	347,145	5,328,000	15.35	13.8
	Pro Forma Total with Acquisitons Subsequent to 9/30/18				99.6%	21,520,726	$132,120,000	$6.16	8.2

(A) Does not include unamortized debt issuance costs of $8,222,706.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	22

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), net operating income (“NOI”), Same Property NOI, Same Property Cash NOI, and earnings before interest, taxes, depreciation and amortization for real estate, (“EBITDAre”) & (“Adjusted EBITDA”) variously defined, as supplemental performance measures. While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that it also adjusts to exclude for the effects of acquisition costs and costs associated with the redemption of preferred stock. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as interest expense and general and administrative expenses. EBITDAre and Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a supplemental tool to evaluate our performance. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre, Adjusted EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on sale of securities investments. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance and is used by industry analysts and investors as a supplemental operating performance measure of a REIT.

●	Core FFO is calculated as FFO plus acquisition costs and costs associated with the redemption of preferred stock.

●	AFFO is calculated as Core FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. Recurring capital expenditures are defined as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

●	NOI from property operations is calculated as net income attributable to common shareholders, as defined by U.S. GAAP, plus redemption of preferred stock, preferred dividends, general & administrative expenses, acquisitions costs, depreciation, amortization of capitalized lease costs & intangible assets and interest expense, including amortization of financing costs, less dividend and interest income, gain on sale of securities transactions, gain on sale of real estate investments, and lease termination income. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance and other operating expenses.

●	Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

●	Same Property Cash NOI is calculated as the Same Property NOI adjusted to exclude the effect of non-cash U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

●	EBITDAre, as defined by NAREIT, is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, costs associated with the redemption of preferred stock, interest expense, including amortization of financing costs, depreciation and amortization, and plus losses (minus gains) on sales of real estate investments.

●	Adjusted EBITDA is calculated as EBITDAre plus acquisition costs, net amortization of acquired above and below market lease revenue, and plus losses (minus gains) on sale of securities transactions.

FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. FFO, Core FFO, AFFO, NOI, Same Property NOI, Same Property Cash NOI, EBITDAre and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	23

FOR IMMEDIATE RELEASE	November 28, 2018
Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE REPORTS RESULTS FOR

THE FISCAL YEAR ENDED AND THE FOURTH QUARTER ENDED SEPTEMBER 30, 2018

FREEHOLD, NJ, November 28, 2018........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Net Income Attributable to Common Shareholders of $38,815,000 or $0.49 per diluted share for the fiscal year ended September 30, 2018 as compared to $22,942,000 or $0.32 per diluted share for the fiscal year ended September 30, 2017, representing an increase in Net Income Attributable to Common Shareholders per share of 53.1%. The increase in Net Income Attributable to Common Shareholders was mostly attributable to the $18,541,000 increase in Net Operating Income (NOI). Funds From Operations (FFO) were $69,842,000 or $0.89 per diluted share for the fiscal year ended September 30, 2018 as compared to $54,443,000 or $0.75 per diluted share for the fiscal year ended September 30, 2017, representing an increase in FFO per share of 18.7%. Core Funds from Operations (Core FFO) were $69,842,000 or $0.89 per diluted share for the fiscal year ended September 30, 2018 as compared to $57,088,000 or $0.79 per diluted share for the fiscal year ended September 30, 2017, representing an increase in Core FFO per share of 12.7%. Adjusted Funds from Operations (AFFO), for the fiscal year ended September 30, 2018 were $68,375,000 or $0.87 per diluted share versus $54,880,000 or $0.76 per diluted share for the fiscal year ended September 30, 2017, representing an increase in AFFO per share of 14.5%.

Net Income Attributable to Common Shareholders for the three months ended September 30, 2018 was $7,782,000 or $0.10 per diluted share as compared to $6,726,000 or $0.09 per diluted share for the three months ended September 30, 2017, representing an increase in Net Income Attributable to Common Shareholders per share of 11.1%. FFO and Core FFO were $18,090,000 or $0.22 per diluted share for the three months ended September 30, 2018 as compared to $15,395,000 or $0.21 per diluted share for the three months ended September 30, 2017, representing an increase in FFO per share and Core FFO per share of 4.8%. AFFO for the three months ended September 30, 2018 was $17,708,000 or $0.22 per diluted share versus $15,470,000 or $0.21 per diluted share for the three months ended September 30, 2017, representing an increase in AFFO per share of 4.8%.

A summary of significant financial information for the three and twelve months ended September 30, 2018 and 2017 is as follows:

	Three Months Ended September 30,
	2018	2017
Rental Revenue	$30,306,000	$26,368,000
Reimbursement Revenue	$6,295,000	$4,789,000
Net Operating Income (NOI) (1)	$30,174,000	$26,047,000
Total Expenses	$19,472,000	$16,294,000
Dividend and Interest Income	$3,740,000	$2,300,000
Gain on Sale of Securities Transactions	$-0-	$18,000
Net Income	$12,160,000	$10,262,000
Net Income Attributable to Common Shareholders	$7,782,000	$6,726,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.10	$0.09
FFO (1)	$18,090,000	$15,395,000
FFO per Diluted Common Share (1)	$0.22	$0.21
Core FFO (1)	$18,090,000	$15,395,000
Core FFO per Diluted Common Share (1)	$0.22	$0.21
AFFO (1)	$17,708,000	$15,470,000
AFFO per Diluted Common Share (1)	$0.22	$0.21
Dividends Declared per Common Share	$0.17	$0.16

Weighted Avg. Diluted Common Shares Outstanding	80,889,000	74,800,000

	Twelve Months Ended September 30,
	2018	2017
Rental Revenue	$115,864,000	$97,660,000
Reimbursement Revenue	$23,298,000	$18,726,000
Lease Termination Income	$210,000	$-0-
Net Operating Income (NOI) (1)	$114,772,000	$96,231,000
Total Expenses	$71,734,000	$59,602,000
Dividend and Interest Income	$13,120,000	$6,931,000
Gain on Sale of Securities Transactions	$111,000	$2,312,000
Gain on Sale of Real Estate Investments	$7,485,000	$-0-
Net Income	$56,006,000	$40,271,000
Net Income Attributable to Common Shareholders	$38,815,000	$22,942,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.49	$0.32
FFO (1)	$69,842,000	$54,443,000
FFO per Diluted Common Share (1)	$0.89	$0.75
Core FFO (1)	$69,842,000	$57,088,000
Core FFO per Diluted Common Share (1)	$0.89	$0.79
AFFO (1)	$68,375,000	$54,880,000
AFFO per Diluted Common Share (1)	$0.87	$0.76
Dividends Declared per Common Share	$0.68	$0.64

Weighted Avg. Diluted Common Shares Outstanding	78,802,000	72,250,000

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	24

A summary of significant balance sheet information as of September 30, 2018 and 2017 is as follows:

	September 30, 2018	September 30, 2017
Net Real Estate Investments	$1,512,513,000	$1,260,830,000
Securities Available for Sale at Fair Value	$154,921,000	$123,765,000
Total Assets	$1,718,378,000	$1,443,038,000
Fixed Rate Mortgage Notes Payable, net of Unamortized Debt Issuance Costs	$711,546,000	$591,364,000
Loans Payable	$186,609,000	$120,091,000
Total Shareholders’ Equity	$797,906,000	$712,866,000

Michael P. Landy, President and CEO, commented on the results for the fiscal year 2018,

“Fiscal 2018 was a very productive year for Monmouth. We executed exceptionally well and our achievements were many. During the year, we accomplished the following:

Solid Financial Results

●	Generated 53% per share growth in Net Income Attributable to Common Shareholders

●	Increased our per share FFO to $0.89, representing an 18.7% increase over the prior year

●	Increased our per share AFFO to $0.87, representing a 14.5% increase over the prior year

●	Increased our Gross Revenue by 23.5% to $152.3 million

●	Increased our Net Operating Income by 19.3% to $114.8 million

●	Increased our common stock dividend by 6.3% on October 2, 2017, representing our second dividend increase in three years

Strong Growth Record and Solid Pipeline

●	Acquired 2.7 million square feet of high-quality industrial space for $282.3 million, generating $17.4 million in rental revenue, comprising seven brand new Class A, built-to-suit properties, all leased long-term, of which 85% is leased to investment-grade tenants

●	Completed two expansions totaling $3.5 million, generating $367,000 in additional rental revenue, and resulting in 10-year lease extensions for both properties

●	Increased our gross leasable area (GLA) by 12.7% year-over-year, to 21.2 million square feet

●	Entered into commitments to acquire three new build-to-suit properties containing approximately 745,000 total square feet for a total cost of $154.0 million, of which one 347,145 square foot property was acquired for $85.2 million subsequent to fiscal yearend

Strong Portfolio Performance

●	Renewed 11 of the 16 leases scheduled to expire in fiscal 2018, including one short term renewal

●	Renewed 10 leases comprising 972,000 square feet for a weighted-average lease term of 6.8 years and resulting in an increase in the weighted-average lease rate of 4.1% on a U.S. GAAP straight-line basis and a 2.8% increase on a cash basis

●	Sold four properties generating a realized gain of $7.5 million on a GAAP basis, and a $1.2 million gain over our original undepreciated cost

●	Increased our sector-leading occupancy rate by 30 basis points to 99.6% as of the current fiscal yearend, up from 99.3% as of the prior fiscal yearend, representing our third consecutive year with above 99% occupancy

●	Extended our weighted average lease maturity to 8.1 years as of the current fiscal yearend from 7.9 years as of the prior fiscal yearend

Compelling Returns and Strengthened Capitalization

●	Achieved an 8% total shareholder return for fiscal 2018, versus a 4% total return for the MSCI US REIT Index during the same period

●	Achieved $2.5 billion in total market capitalization as of September 30, 2018, representing a 17% increase over the prior year

●	Raised $90.0 million in equity through our Dividend Reinvestment and Stock Purchase Plan

●	Raised $40.1 million in net proceeds through our 6.125% Series C Perpetual Preferred Stock ATM Program

●	Extended the weighted-average debt maturity on our fixed-rate debt to 11.7 years

●	Reduced the weighted-average interest rate on our fixed-rate debt to 4.1% from 4.2%

●	Reduced our General and Administrative expenses as a percentage of gross revenue by 8% to 5.8% for fiscal year 2018, and as a percentage of undepreciated assets by 4% to 46 basis points.”

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	25

Mr. Landy stated, “On behalf of the hard-working team at Monmouth, I am happy to report these excellent results. The above metrics reflect a strong Company that has continued to enhance its position over the year. Our business model of investing in well-located, modern industrial buildings, leased primarily to investment-grade tenants, has provided our shareholders with reliable returns throughout the business cycle. The high-quality of our portfolio is evidenced by our sector-leading 99.6% occupancy rate.”

“During fiscal 2018, we grew our gross leasable area (GLA) by 13% through the acquisition of seven brand-new Class A, built-to-suit properties for an aggregate cost of $282.3 million. We also completed two property expansions which resulted in 10-year lease extensions for both properties. Approximately 80% of our total rental revenue is generated from investment-grade tenants with the remaining 20% secured by very strong unrated companies. Our property portfolio has a weighted-average building age of 8.7 years, and a weighted-average lease maturity of 8.1 years. We have assembled a modern industrial portfolio that contains large amounts of excess land to accommodate future growth. These are highly-automated industrial assets that are mission-critical to our tenants’ operations.”

“During the fiscal year, we raised $90 million in equity capital through our Dividend Reinvestment and Stock Purchase Plan. Of this amount, a total of $12.9 million in dividends was reinvested, representing a 24% participation rate. We also sold 1.65 million shares of our 6.125% Series C preferred stock through our ATM program generating net proceeds of $40.1 million. Subsequent to fiscal yearend, in October, we completed our first common stock offering since 2014, with the sale of 9.2 million shares that generated net proceeds of $132.3 million. Looking ahead, Monmouth is very well capitalized to continue to execute our qualitative growth strategy.”

“Subsequent to fiscal yearend, we also acquired a newly constructed built-to-suit property containing 347,000 square feet for $85.2 million. This brings our current portfolio to a total of 112 properties containing 21.5 million square feet, geographically diversified across 30 states. Our acquisition pipeline now comprises two brand new build-to-suit, industrial buildings that are currently being developed in Georgia and North Carolina. These two pipeline transactions total approximately 398,000 square feet for an aggregate purchase price of $68.7 million, and are scheduled to close during the first quarter of fiscal 2019 and the first half of fiscal 2020.”

“At the turn of the century, we anticipated that with the widespread growth of ecommerce, our property type would gain market share from the retail sector. Today, demand for industrial assets has never been stronger. We are now in our fourth consecutive year with an occupancy rate above 99%. Fiscal 2019 is poised to be another successful year at Monmouth. We look forward to reporting on our progress throughout the year.”

Monmouth Real Estate Investment Corporation will host its Fourth Quarter and FY 2018 Financial Results Webcast and Conference Call on Thursday, November 29, 2018 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

Our Fourth Quarter and FY 2018 financial results being released herein will be available on our website at www.mreic.reit in the Investor Relations section, under Filings and Reports.

To participate in the Webcast, select the 4Q2018 and Fiscal Yearend Webcast and Earnings Call “Link to Webcast” on the homepage of our website at www.mreic.reit, in the Highlights section, which is located towards the bottom of the homepage. Interested parties can also participate via conference call by calling toll free 1-877-510-5852 (domestically) or 1-412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, November 29, 2018. It will be available until February 1, 2019, and can be accessed by dialing toll free 1-877-344-7529 (domestically) and 1-412-317-0088 (internationally) and entering the passcode 10123229. A transcript of the call and the webcast replay will be available at our website on the Investor Relations homepage, www.mreic.reit.

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 112 properties containing a total of approximately 21.5 million rentable square feet, geographically diversified across 30 states. In addition, we own a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on our current expectations and involve various risks and uncertainties. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in our annual report on Form 10-K and described from time to time in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs and costs associated with the redemption of preferred stock. We define AFFO as Core FFO, excluding lease termination income, net gain or loss on sale of securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, non-recurring other expense, non-cash U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures that are recurring in nature, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate taxes and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO and AFFO and, accordingly, our FFO, Core FFO and AFFO may not be comparable to all other REITs. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding our financial performance.

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	26

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by us, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of our U.S. GAAP Net Income to our FFO, Core FFO and AFFO for the three and twelve months ended September 30, 2018 and 2017:

	Three Months Ended		Twelve Months Ended
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Net Income Attributable to Common Shareholders	$7,782,000	$6,726,000	$38,815,000	$22,942,000
Plus: Depreciation Expense (excluding Corporate Office Capitalized Costs)	9,632,000	8,146,000	36,018,000	29,479,000
Plus: Amortization of Intangible Assets	455,000	301,000	1,614,000	1,072,000
Plus: Amortization of Capitalized Lease Costs	221,000	222,000	880,000	855,000
Less: (Gain) / Plus: Loss on Sale of Real Estate Investments	-0-	-0-	(7,485,000)	95,000
FFO Attributable to Common Shareholders	18,090,000	15,395,000	69,842,000	54,443,000
Plus: Acquisition Costs	-0-	-0-	-0-	178,000
Plus: Redemption of Preferred Stock	-0-	-0-	-0-	2,467,000
Core FFO Attributable to Common Shareholders	18,090,000	15,395,000	69,842,000	57,088,000
Plus: Stock Compensation Expense	95,000	184,000	434,000	625,000
Plus: Depreciation of Corporate Office Capitalized Costs	39,000	39,000	158,000	157,000
Plus: Amortization of Financing Costs	310,000	285,000	1,220,000	1,234,000
Less: Lease Termination Income	-0-	-0-	(210,000)	-0-
Less: Gain on Sale of Securities Transactions	-0-	(18,000)	(111,000)	(2,312,000)
Less: Effect of Non-cash U.S. GAAP Straight-line Rent Adjustment	(615,000)	(103,000)	(1,973,000)	(1,028,000)
Less: Recurring Capital Expenditures	(211,000)	(312,000)	(985,000)	(884,000)
AFFO Attributable to Common Shareholders	$17,708,000	$15,470,000	$68,375,000	$54,880,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the twelve months ended September 30, 2018 and 2017:

	Twelve Months Ended
	9/30/2018	9/30/2017

Operating Activities	$85,529,000	$73,868,000
Investing Activities	(332,513,000)	(339,071,000)
Financing Activities	246,083,000	179,680,000

# # # # #

FOURTH QUARTER AND FISCAL YEAR END 2018 SUPPLEMENTAL INFORMATION	27